UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

STANCORP FINANCIAL GROUP, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

StanCorp Financial Group, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on Monday, May 16, 2011

The 2011 Proxy Statement, 2010 Form 10-K and other proxy materials are available at: http://www.proxyvoting.com/sfg

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 6, 2011 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxymailings will be kept on our file.
Telephone:	1-888-313-0164
(outside of the U.S. and Canada call 201-680-6688).
Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/sfg

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear StanCorp Financial Group, Inc. Shareholder:

The 2011 Annual Meeting of Shareholders of StanCorp Financial Group, Inc. (the “Company”) will be held at the Portland Art Museum, Mark Building, 1119 SW Park Avenue, Portland, Oregon 97205, on Monday, May 16, 2011, at 11:00 a.m. Pacific time.

Proposals to be considered at the Annual Meeting:

(1)	Election of four Class III Directors;

(2)	Proposal to Ratify Appointment of Independent Registered Public Accounting Firm;

(3)	Proposal to Approve the Extension of the Shareholder Rights Plan;

(4)	Non-binding Proposal Regarding Compensation of the Company’s Named Executive Officers;

(5)	Non-binding Proposal Regarding Frequency of Voting on Executive Compensation;

(6)	To transact any other business that may properly come before the shareholders at the Annual Meeting.

Management recommends a vote “FOR” all Nominees in Item 1, “FOR” Items 2, 3 & 4 and “EVERY 3 YEARS” on Item 5.

The Board of Directors has fixed the close of business on March 9, 2011 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

90192

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting, where you may vote in person, can be found within our 2011 Proxy Statement on our website, www.stancorpfinancial.com.

Meeting Location:

Portland Art Museum

Mark Building

1119 SW Park Avenue

Portland, OR 97205

The following materials are available for you to review online:

•	the Company’s 2011 Proxy Statement (including all attachments thereto);

•	the 2010 Form 10-K (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials for the 2011 Annual Meeting:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:         1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)

Email:                 shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet:              http://www.proxyvoting.com/sfg

The Proxy Materials for StanCorp Financial Group, Inc. are available to review at:

http://www.proxyvoting.com/sfg

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your Proxy Materials online,

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

90192